Exhibit 31.2

CERTIFICATION PURSUANT TO RULE 13a-14(a) OR 15d-14(a) OF THE SECURITIES EXCHANGE
ACT OF 1934, AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Eran Hertz, certify that:

1.           I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K for the fiscal year ended December 31, 2015 of Integrity Applications, Inc.;

2.           Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.           [Intentionally omitted];

4.           [Intentionally omitted]; and

5.           [Intentionally omitted].

Date: April 29, 2016	By:	/s/ Eran Hertz
Eran Hertz
Chief Financial Officer